UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2014

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual General Meeting of Shareholders of Sensata Technologies Holding N.V. (the “Company”) was held on May 22, 2014. Set forth below are the matters the shareholders voted on and the final voting results. The proposals below are described in detail in the Proxy Statement.
1. Election of Directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas Wroe, Jr.	152,429,025	209,663	1,746,453
Martha Sullivan	152,607,275	31,413	1,746,453
Lewis B. Campbell	152,395,463	243,225	1,746,453
Paul Edgerley	152,338,555	300,133	1,746,453
Michael J. Jacobson	152,590,285	48,403	1,746,453
John Lewis	152,524,559	114,129	1,746,453
Charles W. Peffer	152,479,903	158,785	1,746,453
Kirk P. Pond	152,394,723	243,965	1,746,453
Stephen Zide	152,522,903	115,785	1,746,453
Andrew Teich	152,590,321	48,367	1,746,453
James E. Heppelmann	152,590,285	48,403	1,746,453
Each of the nominees was elected for a term of one year.
2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,914,888	462,731	7,522	—
3. To adopt the Company’s Dutch statutory annual accounts for the fiscal year ended December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,545,958	87,988	4,742	1,746,453
4. To discharge members of the Company’s Board of Directors from certain liabilities for fiscal year 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,266,313	363,466	8,909	1,746,453
5. To approve the amendment to the remuneration policy of the Company's Board of Directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,592,326	134,684	1,911,678	1,746,453
6. To extend to the Company's Board of Directors for a period of 18 months from the date of the General Meeting the authority to repurchase up to 10% of the outstanding shares, as determined on the record date, in the capital of the Company, on the open market, through privately negotiated transactions or in one or more self tender offers, at prices per share not less than the nominal value of a share and not higher than 110% of the market price at the time of the transaction:

Votes For	Votes Against	Abstentions	Broker Non-Votes
152,426,596	207,029	5,063	1,746,453
7. Advisory proposal to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,770,573	26,954,667	1,913,448	1,746,453
8. Advisory proposal on how often to vote on the approval of the compensation of the Company’s named executive officers:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
140,626,287	25,725	11,941,802	44,874	1,746,453

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: May 27, 2014	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer